--------------------------                                ----------------------
92718N109                                                          Page 18 of 19
--------------------------                                ----------------------


    EXHIBIT 1
    to SCHEDULE 13D

                          JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of December 1, 2005

                                     GENERAL ATLANTIC LLC


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Managing Director



                                     GAP (BERMUDA) LIMITED


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Vice President



                                     GENERAL ATLANTIC PARTNERS (BERMUDA), L.P.

                                     By:  GAP (Bermuda) Limited, its general
                                          partner


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Vice President



                                     GAP-W INTERNATIONAL, L.P.

                                     By:  GAP (Bermuda) Limited, its
                                          general partner


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Vice President



                                     GAPSTAR, LLC

                                     By:  General Atlantic LLC, its sole member


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Managing Director

--------------------------                                ----------------------
92718N109                                                          Page 19 of 19
--------------------------                                ----------------------



                                     GAP COINVESTMENTS III, LLC


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  A Managing Member



                                     GAP COINVESTMENTS IV, LLC


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  A Managing Member



                                     GAPCO GMBH & CO. KG

                                     By:  GAPCO Management GmbH, its
                                          general partner


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Managing Director


                                     GAPCO MANAGEMENT GMBH


                                     By: /s/ Matthew Nimetz
                                         -----------------------------
                                         Name:   Matthew Nimetz
                                         Title:  Managing Director